Exhibit 99.1

FOR IMMEDIATE RELEASE
Group 1 Automotive Announces Closing on Inchcape Retail Automotive Operations
HOUSTON, TX, August 1, 2024 - Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), a Fortune 250 automotive retailer with 260 dealerships located in the U.S. and U.K., today announced that the Company has closed on the acquisition of Inchcape Retail (“IR”) automotive operations with 54 dealership locations across the U.K. These dealerships are expected to generate $2.7 billion in annual revenues bringing 2024 year-to-date total acquired revenues for Group 1 to $3.8 billion.
“This transformative acquisition effectively doubles our U.K. footprint, giving us access to new markets throughout England with a collection of outstanding brands,” said Group 1’s President and Chief Executive Officer Daryl Kenningham. “We are delighted to welcome our new team members as we collaborate to deliver an excellent customer experience.”
With the acquisition of IR’s 54 dealerships, Group 1 has expanded its footprint to key hubs such as the Midlands, the North West of England and Wales, enabling the Company to reach new customers, as well as expand its brand offering in the U.K. The extensive brand portfolio includes Audi, BMW/MINI, Jaguar Land Rover, Lexus, Mercedes-Benz/smart, Porsche, Toyota, Volkswagen and Volkswagen Commercial Vehicles.
Group 1’s Senior Vice President and Chief Financial Officer Daniel McHenry added, “Inchcape Retail and its team bring a 50-year reputation to Group 1’s U.K. presence. This strategic acquisition is aligned with our capital allocation strategy, which enables us to identify opportunities that create additional scale and value for our shareholders.”
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 260 automotive dealerships, 337 franchises, and 45 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding, our ability to realize the anticipated benefits of the acquisition and our future financial position following such acquisition, as well as guidance regarding the annualized revenues of recently completed acquisitions. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions, on a timely basis, if at all and the risks associated therewith, (h) our ability to realize the benefits expected from proposed acquisitions, including any anticipated cost reductions,(i) foreign exchange controls and currency fluctuations, (j) the armed conflicts in Ukraine and the Middle East, (k) the impacts of continued inflation and any potential global recession, (l) our ability to maintain sufficient liquidity to operate, (m) our ability to successfully integrate recent and future acquisitions, and (n) a material failure in or breach of our vendors' information technology systems and other cybersecurity incidents. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Terry Bratton
Manager, Investor Relations
Group 1 Automotive, Inc.
ir@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com

or

Clint Woods
Pierpont Communications, Inc.
713-627-2223
cwoods@piercom.com

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